BLACK KNIGHT, INC. Fourth Quarter and Full Year 2020 Financial Results February 16, 2021

Forward-Looking Statements This presentation contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on Black Knight management's beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Black Knight undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties that forward-looking statements are subject to include, but are not limited to: changes in general economic, business, regulatory and political conditions, including those resulting from pandemics such as COVID-19, particularly as they affect foreclosures and the mortgage industry; the outbreak of COVID-19 and measures to reduce its spread, including the effect of governmental or voluntary actions such as business shutdowns and stay-at-home orders; security breaches against our information systems or breaches involving our third-party vendors; our ability to maintain and grow our relationships with our clients; changes to the laws, rules and regulations that affect our and our clients’ businesses; our ability to adapt our services to changes in technology or the marketplace or to achieve our growth strategies; our ability to protect our proprietary software and information rights; the effect of any potential defects, development delays, installation difficulties or system failures on our business and reputation; risks associated with the availability of data; the effects of our existing leverage on our ability to make acquisitions and invest in our business; our ability to successfully integrate strategic acquisitions, including the acquisition of Optimal Blue, LLC (“Optimal Blue”); risks associated with the achievement of the intended benefits related to the acquisition of Optimal Blue; risks associated with our investment in Dun & Bradstreet Holdings, Inc. (“DNB”); and other risks and uncertainties detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of our Annual Report on Form 10-K for the year ended December 31, 2019 and other filings with the Securities and Exchange Commission (“SEC”). Non-GAAP Financial Measures This presentation contains non-GAAP financial measures, including Adjusted revenues, Organic revenues growth, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net earnings and Adjusted EPS. These are important financial measures for us, but are not financial measures as defined by generally accepted accounting principles ("GAAP"). The presentation of this financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We use these non-GAAP financial measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. We believe these measures provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making, including determining a portion of executive compensation. We also present these non-GAAP financial measures because we believe investors, analysts and rating agencies consider them useful in measuring our ability to meet our debt service obligations. By disclosing these non-GAAP financial measures, we believe we offer investors a greater understanding of, and an enhanced level of transparency into, the means by which our management operates the company. These non- GAAP financial measures are not measures presented in accordance with GAAP, and our use of these terms may vary from that of others in our industry. These non-GAAP financial measures should not be considered as an alternative to revenues, net earnings, net earnings per share, net earnings margin or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. We have not provided a reconciliation of forward-looking Adjusted EPS and Adjusted EBITDA to the most directly comparable GAAP financial measures, due primarily to variability and difficulty in making accurate forecasts and projections of non-operating matters that may arise, as not all of the information necessary for a quantitative reconciliation is available to us without unreasonable effort. For the same reasons, we are unable to address the probable significance of the information. See the Appendix for further information. Revenues, EBITDA and EBITDA margin for the Software Solutions and Data and Analytics segments are presented in conformity with Accounting Standards Codification Topic 280, Segment Reporting. These measures are reported to the chief operating decision maker for purposes of making decisions about allocating resources to the segments and assessing their performance. For these reasons, these measures are excluded from the definition of non-GAAP financial measures under the SEC's Regulation G and Item 10(e) of Regulation S-K. 2 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2020 Black Knight Technologies, LLC. All Rights Reserved. Disclaimer

3 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2020 Black Knight Technologies, LLC. All Rights Reserved. Financial Highlights (GAAP) Metrics Fourth Quarter 2020 Full Year Revenues $342.1 million, +14% $1,238.5 million, +5% Net earnings attributable to Black Knight(1) $47.1 million, +265% $264.1 million, +143% Net earnings margin 12.3% 19.8% Diluted EPS(1) $0.30, +233% $1.73, +137% (1) For the three months ended December 31, 2020 and 2019, the effect of our investment in DNB was an increase in Net earnings attributable to Black Knight of $0.9 million, or $0.01 per diluted share, compared to a reduction in Net earnings attributable to Black Knight of $36.1 million, or $0.24 per diluted share, respectively. For the year ended December 31, 2020 and 2019, the effect of our investment in DNB was an increase in Net earnings attributable to Black Knight of $62.1 million, or $0.41 per diluted share, compared to a reduction in Net earnings attributable to Black Knight of $73.9 million, or $0.50 per diluted share, respectively.

4 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2020 Black Knight Technologies, LLC. All Rights Reserved. Financial Highlights (Non-GAAP) Metrics(1) Fourth Quarter 2020 Full Year Adjusted revenues $342.2 million, +14% $1,238.9 million, +5% Organic revenues growth +4.4% +1% Adjusted EBITDA $167.8 million, +13% $609.9 million, +5% Adjusted EBITDA margin 49.0% 49.2% Adjusted net earnings $93.5 million, +16% $322.3 million, +9% Adjusted EPS $0.60, +11% $2.11, +6% (1) See appendix for non-GAAP reconciliations.

5 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2020 Black Knight Technologies, LLC. All Rights Reserved. Software Solutions Revenues ($ in millions) EBITDA MARGIN (%) FOURTH QUARTER HIGHLIGHTS •Servicing software solutions growth of 2% •Origination software solutions growth of 56% •EBITDA margin of 57.5% Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2020 Black Knight Technologies, LLC. All Rights Reserved. $256.1 $290.9 Q4 2019 Q4 2020 $1,012.3 $1,040.2 FY 2019 FY 2020 +14% Y/Y +3% Y/Y 59.3% 57.5% Q4 2019 Q4 2020 59.2% 58.1% FY 2019 FY 2020 -180 bps Y/Y -110 bps Y/Y

6 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2020 Black Knight Technologies, LLC. All Rights Reserved. Data & Analytics FOURTH QUARTER HIGHLIGHTS • Revenues increased 16% primarily driven by higher origination volumes, revenues from an acquired business and sales execution • EBITDA margin expansion of 310 basis points to 30.8% Revenues ($ in millions) EBITDA MARGIN (%) Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2020 Black Knight Technologies, LLC. All Rights Reserved. $44.1 $51.3 Q4 2019 Q4 2020 $165.4 $198.7 FY 2019 FY 2020 +16% Y/Y +20% Y/Y 27.7% 30.8% Q4 2019 Q4 2020 25.4% 32.6% FY 2019 FY 2020 +310 bps Y/Y +720 bps Y/Y

7 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2020 Black Knight Technologies, LLC. All Rights Reserved. Debt Summary ($ in millions) December 31, 2020 Maturity Interest Rate Cash and cash equivalents $ 34.7 Revolver ($750mm) 47.7 2023 LIBOR + 150 bps Term A Loan 1,148.4 2023 LIBOR + 150 bps Senior Notes 1,000.0 2028 3.625% Other 17.6 2023 0.00% Total long-term debt(1) $ 2,213.7 Net debt $ 2,179.0 Leverage ratio(2) 3.3x (1) Excludes debt issuance costs and original issue discount. (2) Calculated in accordance with the terms of our amended and restated credit and guaranty agreement.

Dun & Bradstreet Investment 8 DNB shares owned by Black Knight(1) 54.8 million DNB share price(2) $23.06 Market value of DNB investment(3) $1,265 million Total amount invested in DNB $493 million Pre-tax unrealized gain based on amount invested $772 million After-tax unrealized gain based on amount invested $577 million After-tax value of our DNB investment $1,069 million Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2020 Black Knight Technologies, LLC. All Rights Reserved. (1) DNB shares owned by Black Knight as of December 31, 2020. (2) Based on the closing price of DNB common stock on February 10, 2021. (3) Based on Black Knight shares outstanding as of December 31, 2020.

9 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2020 Black Knight Technologies, LLC. All Rights Reserved. Full Year 2021 Financial Guidance Financial Metric Guidance Revenues and Adjusted revenues $1,394 million to $1,422 million (+13% to 15%) Organic revenues growth +5% to 7% Adjusted EBITDA $689 million to $711 million Adjusted EPS $2.11 to $2.22 Full year 2021 guidance is based upon the following estimates and assumptions: ▪ Interest expense of ~$82 million to ~$85 million ▪ Depreciation and amortization expense of ~$146 million to ~$150 million (excluding incremental depreciation and amortization expense resulting from purchase accounting) ▪ Effective tax rate of ~23% to ~24% ▪ Earnings attributable to non-controlling interests of ~$20 million to ~$22 million ▪ Diluted weighted average shares outstanding of ~156 million

Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2020 Black Knight Technologies, LLC. All Rights Reserved. APPENDIX

11 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2020 Black Knight Technologies, LLC. All Rights Reserved. Non-GAAP Financial Measures Adjusted revenues – We define Adjusted revenues as Revenues adjusted to include the revenues that were not recorded by Black Knight during the periods presented due to the deferred revenue purchase accounting adjustment recorded in accordance with GAAP. These adjustments are reflected in Corporate and Other. Organic revenues growth – We define Organic revenues growth as Adjusted revenues, as defined above, for the current period compared to an adjusted revenues base for the prior period, which is adjusted to add pre-acquisition revenues of acquired businesses for a portion of the prior year matching the portion of the current year that we owned the business. Adjusted EBITDA – We define Adjusted EBITDA as Net earnings attributable to Black Knight, with adjustments to reflect the addition or elimination of certain statement of earnings items including, but not limited to: (i) Depreciation and amortization; (ii) Impairment charges; (iii) Interest expense, net; (iv) Income tax expense; (v) Other expense (income), net; (vi) Equity in (earnings) losses of unconsolidated affiliates, net of tax; (vii) (Gains) losses on sale of investments in unconsolidated affiliate, net of tax; (viii) Net earnings (losses) attributable to redeemable noncontrolling interests; (ix) deferred revenue purchase accounting adjustment; (x) equity-based compensation, including certain related payroll taxes; (xi) costs associated with debt and/or equity offerings; (xii) acquisition- related costs, including costs pursuant to purchase agreements; and (xiii) costs associated with expense reduction initiatives. These adjustments are reflected in Corporate and Other. Adjusted EBITDA margin – Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by Adjusted revenues. Adjusted net earnings – We define Adjusted net earnings as Net earnings attributable to Black Knight with adjustments to reflect the addition or elimination of certain statement of earnings items including, but not limited to: (i) equity in (earnings) losses of unconsolidated affiliates, net of tax; (ii) (gains) losses on sale of investments in unconsolidated affiliate, net of tax; (iii) the net incremental depreciation and amortization adjustments associated with the application of purchase accounting; (iv) deferred revenue purchase accounting adjustment; (v) equity-based compensation, including certain related payroll taxes; (vi) costs associated with debt and/or equity offerings; (vii) acquisition-related costs, including costs pursuant to purchase agreements; (viii) costs associated with expense reduction initiatives; (ix) costs and settlement (gains) losses associated with significant legal matters; (x) adjustment for income tax expense primarily related to the tax effect of the non-GAAP adjustments; and (xi) adjustment for redeemable noncontrolling interests primarily related to the effect of the non- GAAP adjustments. Adjusted EPS – Adjusted EPS is calculated by dividing Adjusted net earnings by the diluted weighted average shares of common stock outstanding.

12 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2020 Black Knight Technologies, LLC. All Rights Reserved. Non-GAAP Reconciliation: Adjusted revenues and Organic revenues growth Three months ended December 31, ($ in millions) 2020 2019 As Reported As Reported Pre-Acquisition Revenues Adjusted Base Organic revenues growth Revenues $342.1 $300.1 Deferred revenue purchase accounting adjustment 0.1 0.1 Adjusted revenues $342.2 $300.2 $27.6 $327.8 4.4% Year ended ended December 31, ($ in millions) 2020 2019 As Reported As Reported Pre-Acquisition Revenues Adjusted Base Organic revenues growth Revenues $1,238.5 $1,177.2 Deferred revenue purchase accounting adjustment 0.4 0.5 Adjusted revenues $1,238.9 $1,177.7 $53.0 $1,230.7 1%

13 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2020 Black Knight Technologies, LLC. All Rights Reserved. Non-GAAP Reconciliation: Adjusted EBITDA Three months ended December 31, Year ended December 31, ($ in millions) 2020 2019 2020 2019 Net earnings attributable to Black Knight $ 47.1 $ 12.9 $ 264.1 $ 108.8 Depreciation and amortization 90.4 62.2 270.7 236.2 Interest expense, net 20.5 15.3 62.9 63.5 Income tax expense 0.3 7.3 41.6 41.9 Other expense (income), net 0.7 0.5 (16.4) 1.4 Equity in (earnings) losses of unconsolidated affiliates, net of tax (0.9) 36.1 (62.1) 74.0 Gain on sale of investment in unconsolidated affiliate, net of tax — — (5.0) — Net losses attributable to redeemable noncontrolling interests (5.1) — (18.3) — EBITDA 153.0 134.3 537.5 525.8 Deferred revenue purchase accounting adjustment 0.1 0.1 0.4 0.5 Equity-based compensation 10.1 11.1 40.6 51.7 Debt and/or equity offering expenses — — 0.1 — Acquisition-related costs 3.7 1.5 26.1 3.8 Expense reduction initiatives 0.9 1.6 5.2 1.6 Adjusted EBITDA $ 167.8 $ 148.6 609.9 583.4 Net earnings margin 12.3% 4.3% 19.8% 9.2% Adjusted EBITDA margin 49.0% 49.5% 49.2% 49.5%

14 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2020 Black Knight Technologies, LLC. All Rights Reserved. Non-GAAP Reconciliation: Adjusted net earnings Three months ended December 31, Year ended December 31, ($ in millions, except per share data) 2020 2019 2020 2019 Net earnings attributable to Black Knight $ 47.1 $ 12.9 $ 264.1 $ 108.8 Equity in (earnings) losses of unconsolidated affiliates, net of tax (0.9) 36.1 (62.1) 74.0 Gain on sale of investment in unconsolidated affiliate, net of tax — — (5.0) — Depreciation and amortization purchase accounting adjustment 57.1 25.8 135.4 97.4 Deferred revenue purchase accounting adjustment 0.1 0.1 0.4 0.5 Equity-based compensation 10.1 11.1 40.6 51.7 Debt and/or equity offering expenses — — 0.1 — Acquisition-related costs 3.7 1.5 26.1 3.8 Expense reduction initiatives 0.9 1.6 5.2 1.6 Legal matters 0.8 0.7 (16.2) 1.5 Income tax expense adjustment (16.7) (9.5) (43.9) (43.9) Redeemable noncontrolling interests adjustment (8.7) — (22.4) — Adjusted net earnings $ 93.5 $ 80.3 $ 322.3 $ 295.4 Adjusted EPS $ 0.60 $ 0.54 $ 2.11 $ 1.99 Weighted average shares outstanding, diluted 156.5 149.0 152.9 148.6

15 Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. © 2020 Black Knight Technologies, LLC. All Rights Reserved. Non-GAAP Reconciliation: Revenues growth to Adjusted revenues growth and Organic revenues growth Fiscal Year 2021 Guidance Year ended December 31, 2020 ($ in millions) Low High As Reported Pre-Acquisition Revenues Adjusted Base Revenues and Adjusted revenues $ 1,394 $1,422 $1,239 $86 $1,325 Revenues and Adjusted revenues growth 13% 15% Organic revenues growth 5% 7%